United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2023

FORTUNE RISE ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40990	86-1850747
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13575 58th Street North, Suite 200 Clearwater, Florida	33760
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 727-440-4603

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	FRLAU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	FRLA	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	FRLAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 5, 2023, $100,000 (the “Extension Payment”) was deposited into the trust account of Fortune Rise Acquisition Corporation, a Delaware corporation (the “Company”), for the public shareholders, representing $0.027 per public share, which enables the Company to extend the period of time it has to consummate its initial business combination by one month from July 5, 2023 to August 5, 2023 (the “Extension”). The Extension is the third of the six one-month extensions permitted under the Company’s governing documents.

In connection with the Extension Payment, the Company issued an unsecured promissory note (the “Note”) to Water On Demand, Inc., a Nevada corporation and the entity which controls the Company’s sponsor.

The Note is non-interest bearing and payable (subject to the waiver against trust provisions) on the earlier of (i) consummation of the Company’s initial business combination and (ii) the date of the liquidation of the Company. The principal balance may be prepaid at any time, at the election of the Company. The holder of the Note has the right, but not the obligation, to convert its Note, in whole or in part, into private shares of the Class A common stock (the “Conversion Shares”) of the Company, as described in the prospectus of the Company (File Number 333-256511). The number of Conversion Shares to be received by the holder in connection with such conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount payable to such holder by (y) $10.00.

A copy of the Note is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosures set forth in this Item 2.03 are intended to be summaries only and are qualified in their entirety by reference to the Note.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure contained in Item 2.03 in this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended. No commissions were paid in connection with the issuance of the Note.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Officer Resignation

Effective July 14, 2023, J. Richard Iler resigned from all positions with the Company. There was no known disagreement with Mr. Iler on any matter relating to the Company’s operations, policies or practices.

Officer Appointment

Effective July 14, 2023, the board of directors of the Company unanimously appointed Richard A. Brand to serve as the Company’s Chief Financial Officer and Principal Executive Officer. Mr. Brand will assume the roles of principal executive officer, principal financial officer and principal accounting officer.

Mr. Brand, age 66, has served as Chief Financial Officer of Circulogene Theranostics, Inc., a medical technology company focused on the rapid delivery of actionable biomarkers, since August 2021. Previously, Mr. Brand served as Chief Financial Officer and as a director of Laboratory for Advanced Medicine, Inc. (now Helio Genomics, Inc.), an AI-driven healthcare company, from April 2018 to December 2019. From March 2016 to February 2018, Mr. Brand served as Chief Financial Officer of BeyondSpring Inc., a clinical stage biopharmaceutical company (Nasdaq:BYSI). Mr. Brand previously served as the acting Chief Financial Officer of KenCast, Inc., a company providing software and hardware for secure file transmissions, from June 2015 to March 2016. From October 2011 to November 2015, Mr. Brand founded and served as Chairman and Chief Executive Officer of Point Capital, Inc., an affiliate of Whalehaven Group, an investment management business. From June 2010 to October 2011, Mr. Brand served as the regional Vice President of Andrews Securities, LLC, a company providing capital raising activities. Mr. Brand received a B.A. from the University of Iowa where he was Vice President of the Council of Academic Colleges. He holds an M.B.A. from the University of Chicago Booth School of Business and is on the Board of the University of Chicago’s New York Alumni Association.

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The terms and conditions of Mr. Brand’s appointment will be governed by a consulting agreement dated as of July 14, 2023 by and between the Company and Mr. Brand (the “Consulting Agreement”). The Consulting Agreement provides for compensation to Mr. Brand of $10,000 per month. The Consulting Agreement provides for a term of six months, unless earlier terminated by either party upon 10 business days’ written notice.

A copy of the Consulting Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The above description of the Consulting Agreement contained herein is qualified in its entirety by the full text of such exhibit.

There are no arrangements or understandings between Mr. Brand and any other persons pursuant to which he was appointed as Chief Financial Officer and Principal Executive Officer of the Company. There are no family relationships between Mr. Brand and any of the Company’s directors or other executive officers, and Mr. Brand is not a party to any transaction, or any proposed transaction, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On July 19, 2023, the Company issued a press release announcing that the Extension Payment had been made, a copy of which is attached hereto as Exhibit 99.1.

The furnishing of the press release is not an admission as to the materiality of any information therein. The information contained in the press release is summary information that is intended to be considered in the context of more complete information included in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”) and other public announcements that the Company has made and may make from time to time by press release or otherwise. The Company undertakes no duty or obligation to update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.

The information in this Item 7.01 of this Current Report on Form 8-K and the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in the press release shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Promissory Note, dated July 5, 2023, issued by Fortune Rise Acquisition Corporation to Water On Demand, Inc.
10.2	Consulting Agreement, dated July 14, 2023, by and between Fortune Rise Acquisition Corporation and Richard Brand
99.1	Press Release dated July 19, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortune Rise Acquisition Corporation

Date: July 19, 2023	By:	/s/ Richard A. Brand
	Name:	Richard A. Brand
	Title:	Principal Executive Officer

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